UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

NORTHWEST BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-33393	94-3306718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18701 120th Avenue NE, Suite 101, Bothell, WA	98011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 608-3000

INAPPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

Section 8.01 Other Events

SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2007, Jim D. Johnston notified the Company of his resignation from his positions of Chief Financial Officer and General Counsel of the Company, and as a member of the Board of Directors and all committees thereof, each effective on August 28, 2007.

Item 8.01 Other Events.

The Company is moving its principal executive offices from Bothell, Washington, to Bethesda, Maryland. The Company will transition its operations to Bethesda commencing on September 4, 2007. The Company has retained a local accounting firm to perform its financial and accounting functions on an interim basis while it is in the process of recruiting a new Chief Financial Officer.

The Company has established NWBio Europe, SARL, in Lausanne, Switzerland, that will serve as its European subsidiary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 29, 2007

NORTHWEST BIOTHERAPEUTICS, INC.

By /s/ Alton Boynton
Alton L. Boynton
President & Chief Executive Officer